UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 22, 2010

EMPLOYERS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)
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NEVADA (State or Other Jurisdiction of Incorporation)	001-33245 (Commission File Number)	04-3850065 (I.R.S. Employer Identification No.)
10375 Professional Circle Reno, Nevada (Address of Principal Executive Offices)		89521 (Zip Code)
Registrant's telephone number including area code: (888) 682-6671
No change since last report (Former Name or Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01.  Regulation FD Disclosure.

In connection with presentations by senior management of Employers Holdings, Inc. (the "Company") with certain analysts and investors, the Company is disclosing certain information (the "Disclosed Information").

Statements made in the Disclosed Information that are not historical are forward-looking statements that reflect management's current views with respect to future events and performance and may include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements, which are other than statements of historical fact.  Such statements are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  See "Forward-looking Statements" in the Disclosed Information.

A copy of the Disclosed Information is furnished as Exhibit 99.1 to this Current Report on Form 8-K.  The information set forth under "Item 7.01.  Regulation FD Disclosure." and Exhibit 99.1 is intended to be furnished pursuant to Item 7.01.  Such information, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.  The furnishing of this information pursuant to Item 7.01 shall not be deemed an admission by the Company as to the materiality of such information.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

99.1           Presentation Materials

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPLOYERS HOLDINGS, INC.

By:	/s/ Lenard T. Ormsby
Name:	Lenard T. Ormsby
Title:	Executive Vice President, Chief
Legal Officer and General Counsel
Dated:           March 22, 2010

Exhibit Index

Exhibit No.	Exhibit
99.1	Presentation Materials